Rule 497(e)
                                                         Registation No. 2-10841


                               LEPERCQ-ISTEL FUND

                        SUPPLEMENT DATED AUGUST 12, 1998
                                       TO
                         PROSPECTUS DATED APRIL 28, 1998



         Mr. Jerry P. Getsos, Senior Vice President and Portfolio Manager of Leqercq, de Neuflize & Co. Incorporated (the "Adviser") and Executive Vice President of Lepercq- Istel Fund (the "Fund"), has been appointed co-manager of the Fund. Mr. Getsos and Mr. Tsering Ngudu, President of the Fund and Senior Vice President of the Adviser, are primarily responsible for the day-to-day management of the Fund's investment portfolio.

         Prior to joining the Adviser in 1996, Mr. Getsos was a research analyst at Lexington Management Corporation. Mr. Getsos earned MBA and BS degrees from Fordham University in 1987 and 1985, respectively.